UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
(Exact name of registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2014

Date of reporting period:  June 30, 2014

Updated August 1, 2011

Item 1. Reports to Stockholders.

Dear Fellow Shareholders:	August 18, 2014

I am pleased to enclose your fund’s semi-annual report for the six-month period ending June 30, 2014.

Overall, the markets benefited from the highly accommodative Federal Reserve’s monetary policies, a slow but steady economic growth path and corporate earnings relying more on revenue increases rather than higher debt levels to expand their businesses.

The U.S. equity market as represented by the S&P 500 Index finished the first half of 2014 at new highs. The Index posted more than a dozen record high closes in the second quarter, ending the first half up 7.14%. The markets demonstrated impressive resilience in the face of one of the harshest winters in recent memory, spotty economic growth, as well as geopolitical turmoil in the Ukraine and the Middle East. Generally, growth oriented securities lagged value stocks in the first half as the more economically sensitive sectors did better than stable growers. The leading equity sectors included utilities, energy and healthcare while financials, consumer discretionary and industrial sectors lagged.

The U.S. Bond market, as measured by the Barclay’s U.S. Aggregate Index, also performed well, posting a first half return of 3.93%. The Bond market benefited from increased foreign investor inflows and the Federal Reserve tapering of its $85 billion monthly bond-buying program. In the fixed income market, the 10-year treasury fell from a 3.04% yield at year end to 2.53% at June 30. As a result, longer maturity bonds fared better than shorter maturities and corporate issues outperformed treasuries as yield spreads narrowed.

Second Half Outlook

We believe economic growth will be moderate in the second half, though likely fall short of the 3 percent-plus growth expectations at the beginning of the year. The rolling sector corrections experienced in the first quarter, as opposed to a broad market decline, appear to reflect a more sustainable, durable and solid foundation for future equity gains. U.S. companies have continued to demonstrate robust profits, high margins and healthy balance sheets which could lead to a much longer bullish cycle than most market strategists predict. While stocks appear to be at the higher end of valuation ranges, they are still more attractive than other investment alternatives. In this type of environment we favor the large capitalization growth companies that we believe offer good relative value and potential downside protection.

In the fixed income markets we do not expect much of a rally in treasury prices, provided there is no significant economic surprises or disappointments. While we anticipate that interest rates will remain low, we are nonetheless prepared for rising rates by maintaining a focus on high-yield, investment-grade corporate issues with low duration maturities.

Following is detailed information that highlights each Fund’s performance, top security holdings and investment strategy for your review.

We thank you for being a valued shareholder and providing us with the opportunity to help you achieve your long-term investment goals.

Respectfully,

Robert S. Bacarella
President, Founder and Portfolio Manager

Past performance is not a guarantee of future results.

TABLE OF CONTENTS

Letter To Shareholders	2

Performance Highlights
Monetta Fund	5
Monetta Young Investor Fund	6
Orion/Monetta Intermediate Bond Fund	7

Disclosure of Fund Expenses	8

Schedules of Investments
Monetta Fund	9
Monetta Young Investor Fund	11
Orion/Monetta Intermediate Bond Fund	13

Financial Statements
Statements of Assets & Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	22

Notice to Shareholders	27

Principal Risks:
Mutual fund investing involves risk. Principal loss is possible. The Funds may make short-term investments, without limitation, for defensive purposes, which investments may provide lower returns than other types of investments. The portion of the Monetta Young Investor Fund that invests in underlying ETF’s that track the Index will be subject to certain risks which are unique to tracking the Index. By investing in ETF’s, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. The Monetta Young Investor Fund will invest approximately 50% of its net assets in funds that track the S&P 500 Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and your cost of investing will generally be higher than the cost of investing directly in the shares of the mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Please refer to the prospectus for further details.

While the Funds are no-load, management and other expenses still apply.

Monetta Financial Services, Inc. (MFSI or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliate, and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.

Diversification does not assure a profit nor protect against loss in a declining market.

Duration: A commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Barclays Capital (formerly Lehman Brothers) Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity.

The Barclays U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

This report must be preceded or accompanied by a Prospectus. Please refer to the Prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Monetta Fund (Unaudited)		Period ended June 30, 2014
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$120.9 billion	$55.06 million
PERFORMANCE AS OF 6/30/2014:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	21.54%	9.06%	15.15%	8.06%
S&P 500 Index	24.61%	16.58%	18.83%	7.78%
Total Annual Operating Expenses *	1.54%

* Source Prospectus dated April 30, 2014. Expense Ratio of 1.54% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to page 20 of this semi-annual report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

Portfolio Weightings:
Technology	22.1%
Financial	15.6%
Healthcare	13.5%
Consumer Cyclical	13.3%
Retail	11.4%
Capital Equipment	7.5%
Transportation	4.1%
Basic Material	3.8%
Energy	3.6%
Consumer Staple	1.6%

Top 5 Equity Holdings:	% of Net Assets
The Walt Disney Co.	4.7%
Apple Inc.	4.1%
Bank of America Corp.	3.1%
Pfizer, Inc.	2.7%
Chipotle Mexican Grill, Inc.	2.7%
Total Top 5 Equity Holdings	17.3%

Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.

Commentary

The Monetta Fund appreciated 2.71% for the six-month period ending June 30, 2014. This lagged the 7.14% return of its benchmark index, the S&P 500 Index. The Fund’s variance to its benchmark was primarily due to its emphasis on growth stocks, which lagged its value counterpart, and the Fund’s underweighting in the top-performing defensive sectors such as utilities, energy and healthcare.

Specific holdings that enhanced Fund performance included Allergan, Inc., Google Inc. and Walt Disney Co., representing 0.00%, 3.16% and 4.67% respectively of June 30, 2014 net assets. Detracting from performance were Amazon.com, MasterCard, Inc. and Yahoo!, Inc., which appear to be victims of profit-taking, representing 0.00%, 2.67% and 1.91% respectively of June 30, 2014 net assets.

Since year end new security purchases included Micron Technology, Keurig Green Mountain, Inc. and Caterpillar, representing 2.09%, 2.26% and 2.57% respectively of June 30, 2014 net assets.

We believe the rolling market correction of investors shifting out of growth-oriented investing into value strategies and the corresponding sell-off in higher multiple stocks will be temporary. As we enter the second half we continue to be bullish on stocks, recognizing the accommodative stance of the Federal Reserve, the strength of corporate earnings and reasonable valuations, especially in the growth stock area. A slow but steady economic cycle is likely to be more sustainable, durable and organic than a fast pace economic recovery and is generally considered a better environment for U.S. equities to extend long-term growth prospects and higher valuation levels.

We have gradually added to those holdings that we believe will meet or exceed estimates. We are quick to sell those companies that missed earnings expectations and lower guidance. We believe the most attractive securities are in the large-capitalization sector, where growth prospects appear more predictable and more sustainable in a slow growth economic environment.

Monetta Young Investor Fund (Unaudited)		Period ended June 30, 2014
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$128.9 billion	$149.68 million
PERFORMANCE AS OF 6/30/2014:	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception 12/12/2006
Young Investor Fund	22.55%	15.52%	21.25%	11.66%
S&P 500 Index	24.61%	16.58%	18.83%	6.72%
Total Annual Operating Expenses *	1.29%

* Source Prospectus dated April 30, 2014. Expense Ratio of 1.29% includes Acquired Fund Fees and Expenses of 0.05%. For the Fund's current Expense Ratio, please refer to page 21 of this semi-annual report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

Portfolio Weightings:
Exchange Traded Funds	47.2%
Technology	11.0%
Healthcare	6.3%
Financial	6.3%
Retail	5.8%
Consumer Cyclical	4.9%
Capital Equipment	3.3%
Transportation	2.2%
Energy	2.1%
Consumer Staple	1.7%
Basic Material	1.0%

Top 5 Equity Holdings:	% of Net Assets
Apple, Inc.	3.0%
The Walt Disney Co.	1.4%
Facebook, Inc. - CL A	1.3%
MasterCard, Inc. - CL A	1.2%
Chipotle Mexican Grill, Inc.	1.2%
Total Top 5 Equity Holdings:	8.1%

Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.

Commentary

The Monetta Young Investor Fund was up a solid 4.61% for the first half of 2014. This return lagged that of its benchmark, the S&P 500 Index, which appreciated 7.14%. The Fund’s performance variance was primarily due to a first quarter rolling market sector correction that favored the value and defensive sectors, such as utilities, energy and healthcare versus the growth sectors, such as technology and financial.

Specific holdings that enhanced Fund performance included Apple, Inc., Southwest Airlines and Forest Labs, which received a buy-out offer, representing 3.04%, 0.99% and 0.00% respectively of June 30, 2014 net assets. Detracting from Fund performance primarily due to lackluster earnings reports included Amazon.com, Inc., General Motors and Freeport-McMoRan all of which were sold during the year.

The Fund’s 47.26% weighting in the Exchange Traded Funds kept pace with the markets overall advance which partly offset the weak performance of the growth stock sector. New purchases since year end included Schlumberger, Ltd., Merck & Co., Inc., and Monsanto Co., representing 1.18%, 0.77% and 1.00% respectively of June 30, 2014 net assets.

As we enter the second half, we believe the economy will continue on its moderate growth trajectory. We believe areas such as employment, housing and finance all have significant room for improvement which could support higher corporate earnings and stock prices. A key inflection point will be the end of the Federal Reserve’s tapering program and whether economic growth will be sustainable without monetary help from the Fed.

We continue to favor the large-capitalization growth companies that demonstrate above average revenues and earnings stability. We continue to emphasize those companies that meet or exceed earnings estimates and have strong balance sheets with brands that in our opinion have lasting consumer appeal. Our core investment themes for the year remain firmly intact: Seek growth while managing volatility.

Orion/Monetta Intermediate Bond Fund (Unaudited)			Period ended June 30, 2014
Investment Objective:	30-Day SEC Yield:	Average Maturity:	Total Net Assets:
Income	0.28%	3.8 Years	$9.37 million
PERFORMANCE AS OF 6/30/2014:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Orion/Monetta Intermediate
Bond Fund	3.26%	3.17%	5.19%	4.34%
Barclays Capital Intermediate
Government/Credit Bond Index	2.86%	2.83%	4.09%	4.33%
Total Annual Operating Expenses *	1.85%

* Source Prospectus dated April 30, 2014. Expense Ratio of 1.85% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to page 22 of this semi-annual report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Orion/Monetta Intermediate Bond Fund to the Barclays Capital Intermediate Government/Credit Bond Index.

Portfolio Composition:

Maturity Profile:

% of Net Assets
Less than 1 Year	19.8%
1-3 Years	18.8%
3-6 Years	39.2%
6-10 Years	22.2%
Total	100.0%

Commentary

The Orion/Monetta Intermediate Bond Fund appreciated 1.80% for the first half of 2014. This lagged the 2.25% return of its benchmark index, the Barclay’s Intermediate Government/Credit Bond Index. The Fund’s variance to its benchmark is primarily due to its defensive, short-maturity portfolio (3.8 years) which lagged the performance of longer maturity portfolios.

The Fund’s largest sector exposure is in the financial and capital equipment areas. Top performing securities enhancing fund performance included First Data Corporation, 12.625% Due 01-15-21, Genworth Financial 7.200% Due 02-15-21 and Lorillard Tobacco Co., 6.875% Due 05-01-20 representing 5.27%, 3.26% and 4.19% respectively of the June 30, 2014 net assets. Detracting from Fund performance was the full call of the Chesapeake Energy Corp. 9.500% Due 2-15-15 and the maturity of General Electric Capital Corp. and Morgan Stanley bonds in the second quarter of the year. Proceeds were reinvested in Petrobras International Finance Company 5.875% Due 03-01-18 and Kinder Morgan Energy Partner LP 9.000% Due 02-01-19 representing 2.33% and 1.37% respectively of the June 30, 2014 net assets.

We continue to believe the economy will moderately grow into the second half of the year. Broadly speaking, we do not see the kinds of excesses in the general economy that typically precede economic downturns. We are, however, getting closer to the end of the Federal Reserve’s unprecedented easy money policies. A key market factor is whether the economy is strong enough to grow without the Fed’s support. If the Federal Reserve’s monetary withdrawal proves to be premature and the economy falters, the demand for Treasuries could rise, supporting current yield levels.

While we anticipate that interest rates will remain low throughout 2014, we are nonetheless prepared for rising interest rates with a low maturity portfolio of 3.8 years, avoiding Treasury investments and maintaining a focus on investment-grade and high-yield credits that historically outperformed in rising-rate environments.

Disclosure of Fund Expenses (Unaudited)	Period Ended June 30, 2014

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, January 1, 2014 - June 30, 2014.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	BEGINNING ACCOUNT VALUE 1/1/14	ENDING ACCOUNT VALUE 6/30/14	EXPENSES PAID DURING PERIOD(a) 1/1/14-6/30/14	ANNUALIZED EXPENSE RATIO
ACTUAL
Monetta Fund	$ 1,000.00	$ 1,027.10	$ 7.34	1.46%
Monetta Young Investor Fund	1,000.00	1,046.10	5.38	1.06%
Orion/Monetta Intermediate
Bond Fund	1,000.00	1,018.00	9.41	1.88%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$ 1,000.00	$ 1,017.55	$ 7.30	1.46%
Monetta Young Investor Fund	1,000.00	1,019.54	5.31	1.06%
Orion/Monetta Intermediate
Bond Fund	1,000.00	1,015.47	9.39	1.88%

(a) Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 (to reflect the one-half year period).

Schedule of Investments (Unaudited)	June 30, 2014
Monetta Fund
COMMON STOCKS - 96.5%
NUMBER OF SHARES		VALUE
Basic Material - 3.8%
Agricultural Operation-2.3%
10,000	Monsanto Co.	$ 1,247,400
Chemical-1.5%
16,000	The Dow Chemical Co.	823,360
Capital Equipment - 7.5%
Aerospace & Defense-1.4%
3,000	Precision Castparts Corp.	757,200
Diversified Operation-3.6%
14,000	E.I. Du Pont de
	Nemours & Co.	916,160
40,000	General Electric Co.	1,051,200
		1,967,360
Machinery-Construction & Mining-2.5%
13,000	Caterpillar, Inc.	1,412,710
Consumer Cyclical - 13.3%
Automobile-2.6%
12,000	Toyota Motor
	Corp. - ADR (a)	1,435,920
Housing-1.4%
40,000	PulteGroup, Inc.
		806,400
Leisure Service-4.6%
3,000	Netflix, Inc. *	1,321,800
1,000	The Priceline Group, Inc. *	1,203,000
		2,524,800

Media-Radio/TV-4.7%
30,000	The Walt Disney Co.	2,572,200
Consumer Staple - 1.6%
Food-1.6%
10,000	PepsiCo, Inc.	893,400
Energy - 3.6%
Energy-1.9%
15,000	First Solar, Inc. *	1,065,900

Oil & Gas-Exploration & Production-1.7%
12,000	Devon Energy Corp.	952,800

NUMBER OF SHARES		VALUE
Financial - 15.6%
Bank-Money Center-8.1%
110,000	Bank of America Corp.	$ 1,690,700
25,000	JPMorgan Chase & Co.	1,440,500
25,000	Wells Fargo & Co.	1,314,000
		4,445,200
Brokerage & Investment Management-1.3%
6,000	Ameriprise Financial, Inc.	720,000

Finance-Miscellaneous-4.2%
14,000	Discover Financial Services	867,720
20,000	MasterCard, Inc. - CL A	1,469,400
		2,337,120
Insurance-Diversified-2.0%
20,000	American International
	Group, Inc.	1,091,600
Healthcare - 13.5%
Healthcare-Biomedical/Genetic-3.3%
3,500	Biogen Idec, Inc. *	1,103,585
6,000	Thermo Fisher Scientific, Inc.	708,000
		1,811,585
Healthcare-Drug/Diversified-7.9%
12,000	Johnson & Johnson	1,255,440
10,000	Merck & Co., Inc.	578,500
20,000	Mylan, Inc. *	1,031,200
50,000	Pfizer, Inc.	1,484,000
		4,349,140
Healthcare-Patient Care-2.3%
12,000	WellPoint, Inc.	1,291,320
Retail - 11.4%
Retail-Drug Store-1.4%
10,000	CVS Caremark Corp.	753,700

Retail-Food Chain-2.3%
10,000	Keurig Green Mountain, Inc.	1,246,100

Retail-Restaurant-4.8%
2,500	Chipotle Mexican Grill, Inc. *	1,481,275
15,000	Starbucks Corp.	1,160,700
		2,641,975

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2014
Monetta Fund (Cont’d)

NUMBER OF SHARES		VALUE
Retail - 11.4% (Cont’d)
Retail-Specialty-2.9%
1,500	AutoZone, Inc. *	$ 804,360
10,000	Home Depot, Inc.	809,600
		1,613,960
Technology - 22.1%
Computer Data Storage-6.0%
24,500	Apple, Inc.	2,276,785
30,000	Hewlett-Packard Co.	1,010,400
		3,287,185
Computer-Software-4.3%
25,000	Microsoft Corp.	1,042,500
45,000	Pandora Media, Inc. *	1,327,500
		2,370,000
Electronic-Semiconductor-2.1%
35,000	Micron Technology, Inc. *	1,153,250

Internet-7.2%
17,000	Facebook, Inc. - CL A *	1,143,930
1,500	Google, Inc. - CL A *	877,005
1,500	Google, Inc. - CL C *	862,920
30,000	Yahoo!, Inc. *	1,053,900
		3,937,755
Telecommunication Service-2.5%
26,000	Comcast Corp. - CL A	1,395,680
Transportation - 4.1%

Airline-4.1%
30,000	Delta Air Lines, Inc.	1,161,600
40,000	Southwest Airlines Co.	1,074,400
		2,236,000

Total Common Stocks
(Cost $43,821,295) (b)		53,141,020

NUMBER OF SHARES	VALUE
MONEY MARKET FUNDS - 4.8%
2,617,087 STIT - Liquid Assets Portfolio,
Institutional Class, 0.0618% ^
$ 2,617,087

Total Money Market Funds
(Cost $2,617,087) (b)	2,617,087

Total Investments
(Cost $46,438,382) (b) - 101.3%	55,758,107

Liabilities in Excess of
Other Assets - (1.3)%	(694,460)

TOTAL NET ASSETS - 100.00%	$55,063,647

(a) American Depositary Receipt (ADR).

(b) Cost for book purposes is approximately $46,438,382. The approximate aggregate gross unrealized appreciation is $9,539,582, and the approximate aggregate gross unrealized depreciation is $219,857, resulting in net unrealized appreciation of $9,319,725. Because tax adjustments are calculated annually, the stated amounts do not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in this report.

* Non-income producing security.

^ Rate shown is the 7-day effective yield at June 30, 2014.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2014
Monetta Young Investor Fund
COMMON STOCKS - 44.6%
NUMBER OF SHARES		VALUE
Basic Material - 1.0%
Agricultural Operation-1.0%
12,000	Monsanto Co.	$ 1,496,880
Capital Equipment - 3.3%
Aerospace & Defense-0.8%
4,500	Precision Castparts Corp.	1,135,800

Diversified Operation-1.7%
16,000	E.I. Du Pont de
	Nemours & Co.	1,047,040
60,000	General Electric Co.	1,576,800
		2,623,840
Machinery-Agriculture-0.8%
14,000	Deere & Co.	1,267,700
Consumer Cyclical - 4.9%
Apparel Manufacturing-0.8%
15,000	NIKE, Inc. - CL B	1,163,250

Housing-0.7%
50,000	PulteGroup, Inc.	1,008,000

Leisure Service-2.0%
3,200	Netflix, Inc. *	1,409,920
1,300	The Priceline Group, Inc. *	1,563,900
		2,973,820
Media-Radio/TV-1.4%
25,000	The Walt Disney Co.	2,143,500
Consumer Staple - 1.7%
Beverage-Non-Alcoholic-1.1%
40,000	The Coca-Cola Co.	1,694,400

Food-0.6%
10,000	PepsiCo, Inc.	893,400
Energy - 2.1%
Energy-0.9%
20,000	First Solar, Inc. *	1,421,200

Oil & Gas-Equipment & Service-1.2%
15,000	Schlumberger Ltd.	1,769,250

NUMBER OF SHARES		VALUE
Financial - 6.3%
Bank-Money Center-2.0%
80,000	Bank of America Corp.	$ 1,229,600
30,000	JPMorgan Chase & Co.	1,728,600
		2,958,200
Bank-Super Regional-0.7%
11,000	PNC Financial Services
	Group, Inc.	979,550

Brokerage & Investment Management-0.8%
10,000	Ameriprise Financial, Inc.	1,200,000

Finance-Miscellaneous-1.9%
15,000	Discover Financial Services	929,700
25,000	MasterCard, Inc. - CL A	1,836,750
		2,766,450
Insurance-Diversified-0.9%
25,000	American International
	Group, Inc.	1,364,500
Healthcare - 6.3%
Healthcare-Biomedical/Genetic-1.7%
4,500	Biogen Idec, Inc. *	1,418,895
10,000	Thermo Fisher Scientific,
	Inc.	1,180,000
		2,598,895
Healthcare-Drug/Diversified-3.5%
13,000	Johnson & Johnson	1,360,060
20,000	Merck & Co., Inc.	1,157,000
32,000	Mylan, Inc. *	1,649,920
35,000	Pfizer, Inc.	1,038,800
		5,205,780
Healthcare-Patient Care-1.1%
16,000	WellPoint, Inc.	1,721,760
Retail - 5.8%
Retail-Drug Store-1.4%
12,000	CVS Caremark Corp.	904,440
15,000	Walgreen Co.	1,111,950
		2,016,390
Retail-Food Chain-0.8%
10,000	Keurig Green Mountain, Inc.	1,246,100

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2014
Monetta Young Investor Fund (Cont’d)

NUMBER OF SHARES		VALUE
Retail - 5.8% (Cont’d)
Retail-Restaurant-1.9%
3,000	Chipotle Mexican
	Grill, Inc. *	$ 1,777,530
13,000	Starbucks Corp.	1,005,940
		2,783,470
Retail-Specialty-1.7%
3,000	AutoZone, Inc. *	1,608,720
12,000	Home Depot, Inc.	971,520
		2,580,240
Technology - 11.0%
Computer Data Storage-3.9%
49,000	Apple, Inc.	4,553,570
40,000	Hewlett-Packard Co.	1,347,200
		5,900,770
Computer-Software-2.1%
40,000	Microsoft Corp.	1,668,000
50,000	Pandora Media, Inc. *	1,475,000
		3,143,000
Internet-4.1%
28,000	Facebook, Inc. - CL A *	1,884,120
2,700	Google, Inc. - CL A *	1,578,609
2,700	Google, Inc. - CL C *	1,553,256
32,000	Yahoo!, Inc. *	1,124,160
		6,140,145

Telecommunication Service-0.9%
25,000	Comcast Corp. - CL A	1,342,000
Transportation - 2.2%

Airline-2.2%
45,000	Delta Air Lines, Inc.	1,742,400
55,000	Southwest Airlines Co.	1,477,300
		3,219,700

Total Common Stocks		66,757,990
(Cost $55,400,925) (a)

NUMBER OF SHARES		VALUE
EXCHANGE TRADED FUNDS - 47.2%
90,000	iShares Core S&P 500	$ 17,730,000
20,000	iShares S&P 100 Index	1,730,600
142,000	Schwab Strategic Trust
	Large-Cap	6,649,860
90,000	SPDR S&P 500 Trust	17,614,800
69,000	Vanguard Growth	6,824,100
76,000	Vanguard Large-Cap	6,840,760
37,000	Vanguard S&P 500	6,638,910
83,000	Vanguard Value	6,718,850

Total Exchange Traded Funds		70,747,880
(Cost $56,016,166) (a)
MONEY MARKET FUNDS - 8.1%
12,095,834 STIT - Liquid Assets Portfolio,
	Institutional Class, 0.0618% ^
		12,095,834

Total Money Market Funds		12,095,834
(Cost $12,095,834) (a)
Total Investments
(Cost $123,512,925) (a) - 99.9%		149,601,704

Other Net Assets
Less Liabilities - 0.1%		83,202

TOTAL NET ASSETS - 100.00%		$149,684,906

(a) Cost for book purposes is approximately $123,512,925. The approximate aggregate gross unrealized appreciation is $26,269,431, and the approximate aggregate gross unrealized depreciation is $180,652, resulting in net unrealized appreciation of $26,088,779. Because tax adjustments are calculated annually, the stated amounts do not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in this report.

* Non-income producing security.

^ Rate shown is the 7-day effective yield at June 30, 2014.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2014
Orion/Monetta Intermediate Bond Fund

CORPORATE BONDS - 92.8%
PRINCIPAL AMOUNT		MATURITY DATE	VALUE
Capital Equipment - 10.1%
Diversified Operation-6.8%
$ 250,000	E.I. Du Pont De Nemours - 5.750%	03/15/2019	$ 292,058
300,000	United Technologies Corp. - 5.375%	12/15/2017	340,931
			632,989
Machinery-Transportation Equipment & Parts-3.3%
100,000	Cummins, Inc. - 3.650%	10/01/2023	103,961
200,000	Navistar International Corp. - 8.250%	11/01/2021	209,500
			313,461
Consumer Staple - 9.8%
Beverage-Alcoholic-3.4%
100,000	Anheuser-Busch Inbev N.V. - 3.625%	04/15/2015	102,590
200,000	Diageo Finance Bv - 5.300%	10/28/2015	212,664
			315,254
Cosmetic & Personal Care-1.1%
100,000	The Procter & Gamble Co. - 4.850%	12/15/2015	106,402

Food-1.1%
100,000	General Mills, Inc. - 3.650%	02/15/2024	102,467

Tobacco-4.2%
330,000	Lorillard Tobacco Co. - 6.875%	05/01/2020	392,639
Energy - 3.7%
Oil & Gas-Equipment & Services-1.4%
100,000	Kinder Morgan Energy Partners - 9.000%	02/01/2019	128,291

Oil & Gas-Integrated-2.3%
200,000	Petrobras International Finance
	Company - 5.875%	03/01/2018	218,429
Financial - 54.7%
Bank-Money Center-3.8%
100,000	Goldman Sachs Group, Inc. - 3.625%	01/22/2023	100,614
250,000	Morgan Stanley - 4.100%	05/22/2023	254,073
			354,687
Brokerage & Investment Management-10.3%
250,000	BlackRock, Inc. - 3.500%	12/10/2014	253,631
200,000	Jefferies Group, Inc. - 5.125%	04/13/2018	219,504
78,000	Oppenheimer Holdings, Inc. - 8.750%	04/15/2018	83,655
400,000	TD Ameritrade Holding Co. - 4.150%	12/01/2014	406,267
			963,057
Finance-Miscellaneous-13.9%
400,000	American Express Co. - 7.000%	03/19/2018	476,058
400,000	First Data Corp. - 12.625%	01/15/2021	493,501
300,000	The Western Union Co. - 5.930%	10/01/2016	329,484
			1,299,043

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2014
Orion/Monetta Intermediate Bond Fund (Cont’d)

PRINCIPAL AMOUNT		MATURITY DATE	VALUE
Financial - 54.7% (Cont’d)
Insurance-Diversified-7.3%
325,000	American International Group - 5.600%	10/18/2016	$ 357,499
315,000	Hartford Financial Services Group, Inc. - 4.000% 03/30/2015		323,459
			680,958
Insurance-Life-14.0%
250,000	Genworth Financial - 7.200%	02/15/2021	305,076
400,000	Protective Life Corp. - 7.375%	10/15/2019	495,482
400,000	Torchmark Corp. - 9.250%	06/15/2019	515,649
			1,316,207
Personal & Commercial Lending-5.4%
307,000	Caterpillar Financial Services Corp. - 7.150%	02/15/2019	378,336
100,000	Ford Holdings, Inc. - 9.375%	03/01/2020	130,782
			509,118
Healthcare - 8.0%
Healthcare-Drug/Diversified-4.4%
300,000	Merck & Co. Inc. - 4.000%	06/30/2015	310,999
100,000	Teva Pharmaceuticals Finance II/III - 3.000%	06/15/2015	102,463
			413,462
Healthcare-Patient Care-3.6%
300,000	WellPoint, Inc. - 5.875%	06/15/2017	336,932
Retail - 2.2%
Retail-Major Chain-1.1%
100,000	Wal-Mart Stores, Inc. - 4.500%	07/01/2015	104,225

Retail-Restaurant-1.1%
100,000	Starbucks Corp. - 3.850%	10/01/2023	105,276
Technology - 1.1%
Telecommunication Service-1.1%
100,000	Comcast Corp. - 3.600%	03/01/2024	102,954
Utility - 3.2%
Electric Power-3.2%
100,000	Florida Power & Light Co. - 2.750%	06/01/2023	98,588
200,000	Georgia Power Company - 2.850%	05/15/2022	199,423
			298,011

Total Corporate Bonds (Cost $8,140,654) (a)			8,693,862

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2014
Orion/Monetta Intermediate Bond Fund (Cont’d)

NUMBER OF SHARES		VALUE
EXCHANGE TRADED FUNDS - 1.1%
3,700	ProShares UltraShort Lehman 7-10 year *	$ 99,863

Total Exchange Traded Funds (Cost $122,186) (a)		99,863

MONEY MARKET FUNDS - 5.1%
477,783	STIT - Liquid Assets Portfolio, Institutional Class, 0.0618% ^	477,783
Total Money Market Funds (Cost $477,783) (a)		477,783
Total Investments (Cost $8,740,623) (a) - 99.0%		9,271,508
Other Net Assets Less Liabilities - 1.0%		94,321
TOTAL NET ASSETS - 100.00%		$9,365,829

(a) Cost for book purposes is approximately $8,740,623. The approximate aggregate gross unrealized appreciation is $560,633, and the approximate aggregate gross unrealized depreciation is $29,748, resulting in net unrealized appreciation of $530,885. Because tax adjustments are calculated annually, the stated amounts do not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in this report.

* Non-income producing security.

^ Rate shown is the 7-day effective yield at June 30, 2014.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	June 30, 2014 (Unaudited)

	Monetta Fund	Monetta Young Investor Fund	Orion/Monetta Intermediate Bond Fund
Assets:
Investments at value (a)	$55,758,107	$149,601,704	$9,271,508
Receivables:
Investments sold	607,241	1,214,482	-
Interest and dividends	35,309	154,897	107,390
Fund shares sold	1,375	484,487	130
Prepaid expenses	15,818	20,536	13,726
Total Assets	56,417,850	151,476,106	9,392,754
Liabilities:
Payables:
Investment advisory fees (Note 2)	42,772	66,610	2,680
Distribution expense (Note 6)	-	52,630	2,455
Investments purchased	1,260,002	1,512,002	-
Fund shares redeemed	8,805	141,104	200
Accrued trustee fees	1,356	3,902	218
Accrued expenses	41,268	14,952	21,372
Total Liabilities	1,354,203	1,791,200	26,925
Net Assets	$55,063,647	$149,684,906	$9,365,829

Analysis of net assets:
Paid in capital	39,321,936	120,488,465	8,797,260
Accumulated undistributed net investment income (loss)	(50,930)	337,725	2,134
Accumulated undistributed net realized gain on investments	6,472,916	2,769,937	35,550
Net realized appreciation on investments	9,319,725	26,088,779	530,885
Net Assets	$55,063,647	$149,684,906	$9,365,829
(a) Investments at cost	$46,438,382	$123,512,925	$8,740,623

Shares of beneficial interest issued outstanding	2,905,216	7,408,447	885,983

Net asset value, offering price and
redemption price per share	$18.95	$20.20	$10.57

The accompanying notes are an integral part of these financial statements.

Statements of Operations	For the Six-Month Period Ended June 30, 2014 (Unaudited)

	Monetta Fund	Monetta Young Investor Fund	Orion/Monetta Intermediate Bond Fund
Investment income and expenses:
Investment income:
Interest	$-	$-	$192,639
Dividends	334,802	1,052,962	-
Total investment Income	334,802	1,052,962	192,639

Expenses:
Investment advisory fees (Note 2)	251,213	371,168	16,134
Distribution expense (Note 6)	-	168,713	11,524
Transfer and shareholder servicing agent fee	50,615	91,705	5,130
Administration expense	15,558	26,932	15,502
Accounting fees	13,922	14,125	14,705
State registration fees	10,851	15,048	9,199
Legal fees	10,328	17,723	1,326
Audit fees	7,120	7,136	8,107
Printing and postage fees	6,631	8,222	635
Compliance expense	6,288	13,653	1,246
Custodian fees	6,069	13,296	1,248
Other expenses	4,533	6,104	1,402
Trustee fees	2,604	6,381	453
Total expenses	385,732	760,206	86,611
Expenses waived/reimbursed	-	(44,514)	-
Net expenses	385,732	715,692	86,611
Net investment income (loss)	(50,930)	337,270	106,028

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	4,423,454	1,698,271	27,598
Net change in unrealized appreciation
(depreciation) of investments	(2,915,150)	4,501,765	29,659
Net gain on investments	1,508,304	6,200,036	57,257
Net increase in net assets from operations	$1,457,374	$6,537,306	$163,285

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For the Six-Month Period Ended June 30,2014 (Unaudited)
and Year Ended December 31, 2013

	Monetta Fund		Monetta Young Investor Fund		Orion/Monetta Intermediate Bond Fund

	2014	2013	2014	2013	2014	2013

Operations:
Net investment income (loss)	$(50,930)	$(11,546)	$337,270	$627,928	$106,028	$211,893
Net realized gain on investments	4,423,454	7,211,258	1,698,271	3,200,805	27,598	8,713
Net change in unrealized appreciation
(depreciation) of investments	(2,915,150)	7,416,994	4,501,765	17,571,571	29,659	(166,180)
Net increase in net assets from operations	1,457,374	14,616,706	6,537,306	21,400,304	163,285	54,426

Distribution paid from:
Net investment income	-	-	-	(627,550)	(103,894)	(212,379)
Net realized gain	-	(4,367,197)	-	(2,484,620)	-	(38,777)
Total distributions to shareholders	-	(4,367,197)	-	(3,112,170)	(103,894)	(251,156)

From capital transactions (Note 4):
Proceeds from shares sold	933,795	1,196,554	38,385,736	78,160,988	520,799	1,439,671

Net asset value of shares issued through
dividend reinvestment	-	4,271,393	-	2,848,581	35,393	80,634
Cost of shares redeemed	(1,807,922)	(5,035,981)	(22,240,628)	(14,101,437)	(685,781)	(2,384,240)
Increase (decrease) in net assets
from capital transactions	(874,127)	431,966	16,145,108	66,908,132	(129,589)	(863,935)
Total increase (decrease) in net assets	583,247	10,681,475	22,682,414	85,196,266	(70,198)	(1,060,665)

Net assets at beginning of period	$54,480,400	$43,798,925	$127,002,492	$41,806,226	$9,436,027	$10,496,692

Net assets at end of period	$55,063,647	$54,480,400	$149,684,906	$127,002,492	$9,365,829	$9,436,027

Accumulated undistributed net
investment income (loss)	$(50,930)	$-	$337,725	$455	$2,134	$-

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

For a share outstanding throughout the period are as follows:	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010		Year Ended December 31, 2009

Net asset value at beginning
of period	$18.45		$14.87		$13.68	$15.86	$12.85		$8.64

Investment Operations:
Net investment loss	(0.02)		(0.00	)(b)	(0.04)	(0.14)	(0.14)		(0.11)
Net realized and unrealized
gain (loss) on investments	0.52		5.18		1.47	(2.04)	3.15		4.32

Total from investment operations	0.50		5.18		1.43	(2.18)	3.01		4.21

Less Distributions:
From net investment income	-		-		-	-	-		-
From net realized gains	-		(1.60)		(0.24)	-	-		-

Total distributions	-		(1.60)		(0.24)	-	-		-

Net asset value at end of period	$18.95		$18.45		$14.87	$13.68	$15.86		$12.85

Total return	2.71%	(c)	34.89%		10.47%	(13.75% )	23.42%		48.73%
Ratios to average net assets:
Expenses - Net	1.46%	(d)	1.51%		1.65%	1.59%	1.66%		1.87%
Expenses - Gross (a)	1.46%	(d)	1.53%		1.70%	1.65%	1.78%		1.88%
Net investment loss	(0.19%	)(d)	(0.02%	)	(0.27% )	(0.90% )	(0.98%	)	(1.06%	)
Portfolio turnover	71.2%		96.3%		131.8%	123.1%	172.0%		182.3%
Net assets ($ in thousands)	$55,064		$54,480		$43,799	$43,673	$54,817		$46,923

(a)	The gross expense ratio excludes fees paid indirectly.
(b)	Rounds to zero.
(c)	Not annualized.
(d)	Annualized.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Young Investor Fund

For a share outstanding throughout the period are as follows:	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009

Net asset value at beginning
of period	$19.31		$14.91	$13.20	$13.19	$10.89	$7.54

Investment Operations:
Net investment income	0.05		0.15	0.15	0.06	0.08	0.06
Net realized and unrealized
gain (loss) on investments	0.84		4.74	1.79	0.13	2.49	3.69

Total from investment operations	0.89		4.89	1.94	0.19	2.57	3.75

Less Distributions:
From net investment income	-		(0.10)	(0.13)	(0.06)	(0.04)	(0.05)
From net realized gains	-		(0.39)	(0.10)	(0.12)	(0.23)	(0.35)

Total distributions	-		(0.49)	(0.23)	(0.18)	(0.27)	(0.40)

Net asset value at end of period	$20.20		$19.31	$14.91	$13.20	$13.19	$10.89

Total return	4.61%	(b)	32.78%	14.71%	1.51%	23.68%	49.80%
Ratios to average net assets:
Expenses - Net	1.06%	(c)	1.00%	1.00%	1.00%	1.00%	0.98%
Expenses - Gross (a)	1.13%	(c)	1.24%	1.37%	1.64%	2.11%	8.71%
Net investment income	0.50%	(c)	0.82%	1.02%	0.56%	0.69%	0.65%
Portfolio turnover	23.5%		37.0v	61.7%	65.1%	75.8%	118.1%
Net assets ($ in thousands)	$149,685		$127,002	$41,806	$21,026	$14,910	$1,351

(a)
The gross expense ratio excludes fees waived/reimbursed, as well as fees paid indirectly. The gross expense ratio excluding only the fees waived/reimbursed was 1.13% for the six-month period ended June 30, 2014, and was 1.22%, 1.32%, 1.57%, 1.92% and 8.56% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009 respectively.

(b)	Not annualized.
(c)	Annualized.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Orion/Monetta Intermediate Bond Fund

For a share outstanding throughout the period are as follows:	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009

Net asset value at beginning
of period	$10.50		$10.72	$10.32	$10.58	$10.33	$9.51

Investment Operations:
Net investment income	0.12		0.23	0.28	0.32	0.35	0.38
Net realized and unrealized
gain (loss) on investments	0.07		(0.18)	0.45	0.02	0.31	0.91

Total from investment operations	0.19		0.05	0.73	0.34	0.66	1.29

Less Distributions:
From net investment income	(0.12)		(0.23)	(0.28)	(0.32)	(0.35)	(0.34)
From net realized gains	-		(0.04)	(0.05)	(0.28)	(0.06)	(0.13)

Total distributions	(0.12)		(0.27)	(0.33)	(0.60)	(0.41)	(0.47)

Net asset value at end of period	$10.57		$10.50	$10.72	$10.32	$10.58	$10.33

Total return	1.80%	(b)	0.49%	7.11%	3.25%	6.44%	13.78%
Ratios to average net assets:
Expenses - Net	1.88%	(c)	1.84%	1.60%	1.57%	1.40%	2.06%
Expenses - Gross (a)	1.88%	(c)	1.84%	1.65%	1.65%	1.57%	2.13%
Net investment income	2.30%	(c)	2.13%	2.64%	2.97%	3.32%	3.74%
Portfolio turnover	18.5%		14.6%	38.1%	52.8%	71.1%	69.8%
Net assets ($ in thousands)	$9,366		$9,436	$10,497	$9,721	$10,907	$10,930

(a)	The gross expense ratio excludes fees paid indirectly.
(b)	Not annualized.
(c)	Annualized.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	June 30, 2014 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES:

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds, collectively referred to as the Funds, are a series of the Trust:

Monetta Fund. The primary objective of this Fund is long-term capital growth by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.

Monetta Young Investor Fund. The primary objective of this Fund is long-term capital growth by investing approximately 50% of its assets in exchange traded funds (ETF’s) and other funds seeking to track the S&P 500 Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the “Adviser”) considers to be high quality well-known companies that produce products or provide services that are recognized by many investors.

Orion/Monetta Intermediate Bond Fund. The primary objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

The Monetta Fund is the successor to the Monetta Fund, Inc. as a result of the reorganization of the predecessor Monetta Fund, Inc. into the Monetta Trust on April 30, 2013. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a) Securities Valuation

Equity securities and exchange traded funds are stated at fair value, based on the official closing price as of the time of valuation. If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotations, in each case on the principal exchange or market on which that security is traded. If there are no reported bid and ask quotations for a security on a valuation date, or it is not traded on an exchange, the securities are “fair valued” in accordance with the Funds’ Fair Valuation Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Other securities traded over-the-counter shall be valued at the most recent bid quotation. Corporate Bonds are generally valued on the basis of market quotations provided by pricing services approved by the Board. In general, third party pricing services value fixed income securities at their bid prices using a matrix “model” which takes into account a variety of factors including, but not limited to, type of issue, credit quality (including guarantees and enhancements), coupon, maturity, call features, ratings, trading characteristics, and input from broker-dealers. The difference between the cost and fair value of such investments is reflected as unrealized appreciation or depreciation. Corporate bonds are categorized in level 2 of the fair value hierarchy. If no valuation is available, these are placed in level 3 of the fair value hierarchy. Money market securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to fair value. They are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (“Board”). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

(b) Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements	June 30, 2014 (Unaudited)

(c) General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the effective interest method and included in interest income, where applicable.

(d) Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on several bases, including relative net assets of all the Funds within the Monetta Trust.

(e) Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2013, there were no loss carryforwards.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2013, the Funds had no post-October capital losses which were realized after October 31, 2013 and deferred for tax purposes to January 1, 2014. Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and Illinois tax jurisdictions (tax years ended December 31, 2010 - 2013), in accordance with Accounting Standards Codification (“ASC”) Topic 740-10, and no tax exposure reserve was required in the financial statements.

(f) Distributions of Income and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2013, the following table shows the reclassifications made:

	Monetta Fund	Monetta Young Investor Fund
Accumulated Undistributed Net Investment Income	$81,295	$-
Accumulated Net Realized Gain/(Loss) on Investments	(81,295)	(1)
Paid in Capital	-	1

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Monetta Fund	Monetta Young Investor Fund	Orion/Monetta Intermediate Bond Fund
Undistributed Ordinary Income	$670,311	$406,273	$-
Undistributed Long-Term Capital Gain	1,465,601	677,681	7,952
Other Accumulated Gain (Loss)	-	-	-
Net Unrealized Appreciation	12,148,425	21,575,181	501,226
Total Accumulated Earnings	$14,284,337	$22,659,135	$509,178

Notes to Financial Statements	June 30, 2014 (Unaudited)

The tax character of distributions paid during the years ended December 31, 2012 and 2013, were as follows:

2013	Monetta Fund	Monetta Young Investor Fund	Orion/Monetta Intermediate Bond Fund
Ordinary Income	$1,698,616	$1,937,501	$224,398
Long-Term Capital Gain	2,668,581	1,174,669	26,758
Total Distributions to Shareholders	$4,367,197	$3,112,170	$251,156
2012	Monetta Fund	Monetta Young Investor Fund	Orion/Monetta Intermediate Bond Fund
Ordinary Income	$-	$360,277	$268,719
Long-Term Capital Gain	697,421	266,319	45,468
Total Distributions to Shareholders	$697,421	$626,596	$314,187

(g) Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 - quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

•	Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.The following table summarizes the respective Fund's investments at June 30, 2014, based on the inputs used to value them:

INVESTMENTS IN SECURITIES
Type of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Monetta Fund -
Common Stocks	$53,141,020	$-	$-	$53,141,020
Money Market Funds	$2,617,087	$-	$-	$2,617,087
FUND TOTAL	$55,758,107	$-	$-	$55,758,107
Monetta Young Investor Fund -
Common Stocks	$66,757,990	$-	$-	$66,757,990
Exchange Traded Funds	$70,747,880	$-	$-	$70,747,880
Money Market Fund	$12,095,834	$-	$-	$12,095,834
FUND TOTAL	$149,601,704	$-	$-	$149,601,704
Orion/Monetta Intermediate Bond Fund -
Corporate Bonds	$-	$8,693,862	$-	$8,693,862
Exchange Traded Funds	$99,863	$-	$-	$99,863
Money Market Funds	$477,783	$-	$-	$477,783
FUND TOTAL	$577,646	$8,693,862	$-	$9,271,508

Refer to the Funds’ Schedules of Investments for industry classifications.

There were no transfers between valuation levels during the six-month period ended June 30, 2014.

Transfers are recognized at the end of the reporting period.

Notes to Financial Statements	June 30, 2014 (Unaudited)

2. RELATED PARTIES:

Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. For the six-month period ended June 30, 2014, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in net assets	Next $200 million in net assets	Net assets over $500 million
Monetta Fund	0.95%	0.90%	0.85%

Monetta Young Investor Fund		0.55% of total net assets
Orion/Monetta Intermediate Bond Fund		0.35% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. The Adviser had contractually agreed (through April 30, 2014) to waive fees and/or pay the Young Investor Fund’s expenses in order to limit expenses to 1.00% of average net assets, after recognizing the benefits of custody or other credits, fee waivers, and expense reimbursements. For the six-month period ended June 30, 2014, $44,514 was waived by the Adviser. These expenses are not subject to recoupment by the Adviser.

The Fund’s Adviser, Monetta Financial Services, Inc., as of June 30, 2014, owned 3,875 shares or 0.05% of the Monetta Young Investor Fund and 2,216 shares or 0.25% of the Orion/Monetta Intermediate Bond Fund.

3. SUB ADVISER:

Effective June 1, 2009, the Adviser entered into a Sub-Advisory agreement with Orion Capital Management, Inc. Orion has been the sub-adviser to the Orion/Monetta Intermediate Bond Fund since June, 2009 and interim sub- adviser from April 7, 2009 through May 31, 2009. The sub-advisory fee paid to Orion Capital Management, Inc. by the Adviser for the Orion/Monetta Intermediate Bond Fund is 0.25%.

4. CAPITAL STOCK AND SHARE UNITS:

There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

	Monetta Fund	Monetta Young Investor Fund	Orion/Monetta Intermediate Bond Fund
2013 Beginning Shares	2,946,045	2,803,407	979,573
Shares sold	64,885	4,440,127	135,430
Shares issued upon dividend reinvestment	232,267	148,132	7,607
Shares redeemed	(290,298)	(813,222)	(224,358)
Net increase (decrease) in shares outstanding	6,854	3,775,037	(81,321)
2014 Beginning Shares	2,952,899	6,578,444	898,252
Shares sold	51,714	1,983,361	49,392
Shares issued upon dividend reinvestment	-	-	3,357
Shares redeemed	(99,397)	(1,153,358)	(65,018)
Net increase (decrease) in shares outstanding	(47,683)	830,003	(12,269)
Ending Shares	2,905,216	7,408,447	885,983

Notes To Financial Statements	June 30, 2014 (Unaudited)

5. PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the six-month period ended June 30, 2014, excluding short-term securities were:

	Cost of Purchases	Proceeds from Sales of Securities

Monetta Fund	$36,521,224	$37,567,768
Monetta Young Investor Fund	41,474,193	30,445,919
Orion/Monetta Intermediate Bond Fund	1,643,975	1,838,912

There were no purchases or sales of U.S. Government securities.

6. DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Young Investor and Orion/Monetta Intermediate Bond Funds are accrued daily. The distributor is Quasar Distributors, LLC.

7. FEES PAID INDIRECTLY:

Certain eligible Fund expenses, including traditional research reports, market data, legal and other administrative services, are paid for indirectly through directed brokerage agreements (soft dollars). These expenses are generally allocated across the Monetta Fund, the Monetta Young Investor Fund and the Orion/Monetta Intermediate Bond Fund as a percent of net assets. The Fund expenses that are paid for indirectly are included with legal fees and other expenses in the Statements of Operations. For the six-month period ended June 30, 2014, fees paid/accrued indirectly were $0 for the Monetta Fund, $0 for the Monetta Young Investor Fund and $0 for the Orion/Monetta Intermediate Bond Fund.

8. SUBSEQUENT EVENTS EVALUATION:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the Funds’ financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Notice to Shareholders	June 30, 2014 (Unaudited)

Proxy Voting Policies and Proxy Voting Record

The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd,. Suite 100, Wheaton, IL 60189. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Information About the Funds’ Trustees

The Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-MONETTA.

Monetta Family of Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.
.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)
Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

	(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

	(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Monetta Trust

By (Signature and Title)*____/s/ Robert S. Bacarella________________
Robert S. Bacarella, Chief Executive Officer

Date __________ 8/28/14______ ____

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* _______/s/ Robert S. Bacarella_____________
Robert S. Bacarella, Chief Executive Officer

Date________________ _____ 8/28/14________________________

By (Signature and Title)* _______/s/ Robert J. Bacarella_____________
Robert J. Bacarella, Chief Financial Officer

Date_______________ ______8/28/14_________________________

* Print the name and title of each signing officer under his or her signature